LPCN 2101: An Endogenous Neuroactive Steroid for Epilepsy

Benjamin Bruno, PharmD, PhD
Director, Clinical Development
Lipocine, Inc.



FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements about Lipocine Inc. (the "Company"). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company's products and product candidates, FDA's approval of TLANDO®, the expected timing of Phase 3 trials for LPCN 1111, LPCN 1144 and LPCN 1107 and Phase 2 studies for LPCN 1148 and LPCN 1154, and IND filing of LPCN 2101 clinical and regulatory processes and objectives, potential benefits of the Company's product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward-looking statements discussed in this presentation.

Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this presentation. Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company's product candidates and the Company's capital needs. The forward-looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company's annual report on Form 10-K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company's website at www.lipocine.com or on the SEC website at www.sec.gov. The forward-looking statements contained in this document represent the Company's estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations.

Innovative Oral Candidates for Neuroendocrine and Metabolic Disorders

Candidate *(Indication)*	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	Approved*	Commercial Partner
TLANDO® *(Testosterone Replacement Therapy)*					Expected U.S. Launch Q2 2022	***U.S.:*** *Antares Pharma* ***EX-US:*** *Available*
LPCN 1111 (TLANDO XR) *(Once Daily Testosterone Replacement Therapy)*				Phase 2 Completed		
LPCN 1144 *(Non-Cirrhotic NASH)*			Phase 2 and OLE Studies Completed			
LPCN 1107 *(Prevention of PTB)*			Food Effect Study Completed			
LPCN 1148 *(Decompensated Liver Cirrhosis)*			P2 Study Ongoing			
LPCN 1154 *(Postpartum Depression)*		Food Effect Study Ongoing				
LPCN 2101 *(Women With Epilepsy)*		PK Studies Completed				

PTB = Preterm birth NASH = Non-alcoholic steatohepatitis *US FDA

TLANDO® is a registered trademark assigned to Antares Pharma.

Women with Epilepsy (WWE) of Childbearing Age

900,000 childbearing age women suffer from active epilepsy in the United States



Seizure Control

- Drug-drug interaction


731274
Holy Spirit #7
C5-1/OB Early

Pre-Pregnancy

- Planned pregnancy
  - AED selection
- Unplanned pregnancy
  - Contraception failure



Pregnancy

- Fetal/neonatal toxicity
- Adherence to AEDs
- Lowest effective dose, monotherapy AED preferred



Comorbidities

- Anxiety
- Depression

S.Bangar et al. Functional Neurology 2016; 31(3): 127-134
Reimers et al. Seizure. 2015 May;28:66-70.

AED = Antiepileptic Drug

LPCN 2101: Positive Allosteric Modulator (PAMs) of the $GABA_A$ Receptor

Lipocine Endogenous Oral Neurosteroid Has Potential to Address Unmet Needs



presynaptic terminal
GAT
Neurosteroid site
GABA site
Synaptic receptors
Extrasynaptic receptors
Cl⁻
GABA
AP
50 μM gabazine
50 pA
200 ms
100 pA
30 sec
phasic inhibition
tonic inhibition

- Low (if any) fetal toxicity risk
- Comorbidity benefits
- CYP interaction advantage
- Improve drug adherence relative to synthetics
- Potential neuroinflammatory benefits

Reddy and Estes, Trends Pharmacol Sci 2016

LPCN 2101: Preclinical Study

Safety and blood levels with oral delivery

- Sixteen female dogs were randomly assigned to one of four groups:
    - Vehicle, low, mid, or high dose LPCN 2101 orally administered once daily for 14 days

Groups (LPCN 2101)	Female Dogs (N)	Day 1 PK			Day 14 PK		
		Tmax (h)	Cmax (ng/ml)	AUC (ng*h/ml)	Tmax (h)	Cmax (ng/ml)	AUC (ng*h/ml)
Vehicle	4	ND	ND	ND	ND	ND	ND
Low Dose	4	0.375	69.6	99.4	0.375	93.9	84.0
Mid Dose	4	0.375	114	107	0.438	56.0	82.2
High Dose	4	0.625	459	398	0.375	135	183

- All animals survived to the scheduled necropsy (14 days)
- No LPCN 2101-related macroscopic findings, microscopic findings or organ weight alterations

LPCN 2101 Pharmacokinetic Study

Single-dose study in post-menopausal women



Single-Dose AUC
100
80
60
40
20
0
AUC0-t (h*ng/mL)
Low
Mid
High
High
Dose
Fed
Fasted

- Exposure comparable under fed and fasting conditions
- Linear dose response for drug exposure

Planned Proof-of-Concept Study for LPCN 2101

Photosensitive Epilepsy

Rationale

Subjects with photoparoxysmal response (PPR)

- Positive results predict anticonvulsant efficacy
- Can aid in dose selection for future studies

Study Design

Phase 2, randomized, crossover, double-blind, placebo-controlled, dose-ranging study

- Change in PPR range vs. placebo
- Assess PK-PD relationship

Expected start in Q3 2022